MERRILL LYNCH
FUND FOR
TOMORROW, INC.






FUND LOGO






Quarterly Report

October 31, 1995






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH FUND FOR TOMORROW, INC.


Pie graph depicting Concept Sectors As a Percentage of
Net Assets As of October 31, 1995:

Computer Technologies                       3.7%
Demographic Trends                          5.4%
Developing Foreign Economies                2.9%
Future Retailing                            2.0%
Global Market Expansion                    10.8%
Healthcare Cost Containment                12.2%
Industrial Outsourcing                      1.9%
Industrial Renaissance                      7.9%
Multimedia                                  6.4%
Next Generation Technology                 12.0%
Strategic Growth Opportunities              2.8%
Telecommunications                         17.8%
Cash*                                      14.2%


[FN]
*Net of Liabilities in exess of other assets.



Bar Graph depicting Growth Stock Characteristics As a Percentage of Equity Holdings As of October 31, 1995:


Emerging Growth                            10.3%          16.7%

Established Growth                         19.3%          21.4%

Stable Growth                              16.8%          15.5%




DEAR SHAREHOLDER

After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

One of the major developments during the October quarter was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
Although economic developments indicated continued strength in business activity during the quarter ended October 31, 1995, equity investors began to exhibit caution. The Standard & Poor's 500 composite index moved within a relatively narrow range for most of the quarter, but managed to post a gain of 3.5% at October 31, 1995. The only significant strength in this broadly based index was among the more defensive sectors such as consumer non-cyclical industries and financial companies. Other industry groups such as technology, consumer durables and capital goods were notably weaker. Similarly, the technology sector of the over-the-counter market, and smaller growth stocks in general, showed a somewhat volatile pattern of price performance, with the NASDAQ Industrial Index closing out the October quarter with a small decline. Internationally, stock markets showed mixed performance results, with most emerging market countries weaker than the more developed regions.

Following an exceptionally strong performance in the period ended July 31, 1995, Merrill Lynch Fund For Tomorrow, Inc. also encountered increased volatility during the October quarter. Modest weakness early in the October period, an upturn mid-way and another pullback late in the quarter resulted in a modest decline overall. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -1.01%, -1.28%, -1.28% and -1.07%, respectively.
(Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, see pages 5-7 of this report to shareholders.)

Some of the Fund's holdings in the technology and telecommunications industries were adversely affected by a broad correction in these sectors, in part precipitated by mild disappointments in earning reports. In many cases, investors' earnings expectations were unreasonably high. We believe that because these high-growth sectors of the stock market performed so well, it led to profit-taking. We also engaged in profit-taking in the technology area during the October quarter, primarily in holdings that met our interim price targets. Nevertheless, we believe that technology, telecommunications and multimedia are long-term growth concepts which should be well represented in this growth-oriented portfolio. However, while positive trends in these sectors are firmly in place, investment opportunities are increasingly selective as stock prices become more sensitive to reported earnings. Our strategy in high growth potential investments involves focusing on long-term macro visibility, strong product profiles, realistic earnings outlooks, and justifiable stock valuations. Accordingly, while a higher degree of volatility is inherent in these stocks, our confidence in their continued appreciation potential is intact.

In general, our investment strategy followed a somewhat cautious path as the October quarter unfolded. Our approach was primarily based on a longer-term outlook for slowing economic growth and the possibility that corporate profits growth would begin to moderate. With this outlook, we began to shift the portfolio's assets toward non-economically sensitive industries such as healthcare, household products and earnings turnaround opportunities. In addition, we raised the Fund's cash reserve position from 12.9% to 15.9% of net assets, both as a defensive measure and to better enable us to take advantage of potential buying opportunities in the future.

During the quarter ended October 31, 1995, we added 22 new stocks to the portfolio. While these additions encompassed a wide range of industries, they clearly illustrate our strategic investment bias toward technology and healthcare. Within the Fund's computer technologies concept, our new stocks included Continental Circuits Corp., which produces circuit boards; Silicon Graphics, Inc., which specializes in media products; and the Vantive Corporation, a provider of marketing support systems. Although a leader in computer technology, we placed Digital Equipment Corp. in our industrial renaissance concept because of the company's major internal restructuring program.

Other new holdings which are closely related to computer technology are CIS Technologies, Inc., which serves the hospital market, and Accom, Inc. and Sierra On Line, Inc., two companies that serve the entertainment industry. In healthcare, we added a broad range of companies including Biomet, Inc. and Patterson Dental Co., where demographic trends have favorable implications for osteopathic devices and dental services. In the medical device industry sub-sector, we purchased Boston Scientific Corp., Cordis Corporation, ThermoLase Corp. and Thermospectra Corp. Additions of larger, broadly based pharmaceutical companies included Astra AB, Eli Lilly and Company, and Sandoz, AG.

Other additions to the Fund's portfolio included Eastbay, Inc., an emerging growth company in sports equipment; CPT Telefonica Del Peru, the major telecommunications company in Peru; Avon Products, Inc., the worldwide leader in direct marketing of personal care products; and, Indigo N.V.,a manufacturer of printing equipment. We partici-pated in the initial public offering (IPO) of Gucci Group N.V., one of the most celebrated luxury products companies in the world. Although the Gucci reputation for quality and style is widely known, the company has a relatively small market share which is the primary reason we expect that management's efforts to expand globally could be successful. Finally, we took a position in another IPO, DST Systems, Inc., a software company that enables service providers to outsource their administrative requirements.

Other developments during the October quarter resulted in the closing of two of our investment concept categories. The extended economic cycles concept was originally based on a relatively limited investment time frame which yielded few significant new investment opportunities. Similarly, the progressive education concept, while obviously a national imperative, has not yet attracted meaningful corporate participation.

Looking ahead, we anticipate a stock market that may be somewhat unsettled. The possibility of more moderate corporate earnings growth may result in less favorable comparisons with the recent past, and the 1996 economic outlook is not yet clear. Stock prices remained near their highs of the year, and further profit-taking may still occur. We believe that investment fundamentals still appear to be on a sound footing which could result in continued favorable investment opportunities. Because we recently tempered our previously more aggressive investment activities by increasing cash reserves, we believe the Fund is in an excellent position to implement its ongoing growth and value investment criteria as opportunities arise.

In Conclusion
Since the implementation of the "Concept Tomorrow" investment strategy two years ago, Merrill Lynch Fund For Tomorrow, Inc. has undergone changes in the stock selection process while complying with its prospectus objective and investment requirements. The basic element of our approach to "thematic" investing is to seek the early discovery of, and investment in, trends that are believed to have favorable economic implications. Among the concept sectors we currently utilize, there are varying degrees of duration within which we expect investments to provide returns for shareholders. If portfolio holdings achieve our return expectations, we replace them with new investments that are in the early phases of growth trends.

We believe that the portfolio has begun to exhibit excellent appreciation results in many of its holdings which are achieving our performance expectations. Through our ongoing efforts to discover new investment concepts, we continue to seek to enhance the appreciation potential of the Fund. We are confident that our current thematic investment strategy is capable of achieving the long-term growth objectives of the Fund.

We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager




November 28, 1995





PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" tables below. Data for Class C and Class D Shares are presented in the "Aggregate Total Return" tables below. Data for all the Fund's shares are presented in the "Recent Performance Results" and "Performance Summary" tables on pages 6 and 7.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +26.95%        +20.28%
Five Years Ended 9/30/95                  +16.44         +15.19
Inception (10/26/88)
through 9/30/95                           +12.26         +11.39

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +25.63%        +21.63%
Five Years Ended 9/30/95                  +15.23         +15.23
Ten Years Ended 9/30/95                   +12.70         +12.70

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



Aggregate Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +24.95%        +23.95%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.




                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 9/30/95                           +26.41%        +19.77%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                    Beginning    Ending     Distributed        Paid*       % Change**
10/26/88--12/31/88                 $16.05      $14.08        $1.471         $0.134        - 2.21%
1989                                14.08       16.85         1.035          0.409        +30.13
1990                                16.85       14.92         0.371          0.401        - 6.98
1991                                14.92       16.71         2.199          0.553        +32.23
1992                                16.71       16.37         0.679          0.612        + 6.12
1993                                16.37       15.85         1.920          0.308        +11.42
1994                                15.85       13.66         0.705          0.258        - 7.47
1/1/95--10/31/95                    13.66       16.65         0.566           --          +26.20
                                                             ------         ------
                                                       Total $8.946   Total $2.675

                                                 Cumulative total return as of 10/31/95: +116.09%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                    Beginning     Ending    Distributed        Paid*       % Change**
3/5/84--12/31/84                   $10.00      $10.98          --           $0.130        +11.12%
1985                                10.98       13.37        $0.250          0.130        +25.75
1986                                13.37       15.18         0.080          0.100        +14.90
1987                                15.18       12.98         1.441          0.163        - 5.09
1988                                12.98       14.07         1.555          0.201        +22.09
1989                                14.07       16.85         1.035          0.227        +28.88
1990                                16.85       14.92         0.371          0.235        - 7.96
1991                                14.92       16.70         2.199          0.374        +30.79
1992                                16.70       16.37         0.679          0.438        + 5.07
1993                                16.37       15.77         1.920          0.217        +10.27
1994                                15.77       13.45         0.705          0.243        - 8.45
1/1/95--10/31/95                    13.45       16.24         0.566           --          +25.10
                                                            -------         ------
                                                      Total $10.801   Total $2.458

                                                 Cumulative total return as of 10/31/95: +282.98%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains    Dividends
Period Covered                    Beginning     Ending     Distributed       Paid*       % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157         $0.059        - 3.32%
1/1/95--10/31/95                    13.39       16.17         0.566           --          +25.14
                                                             ------         ------
                                                       Total $0.723   Total $0.059

                                                  Cumulative total return as of 10/31/95: +20.98%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains    Dividends
Period Covered                    Beginning     Ending     Distributed       Paid*       % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157         $0.059        - 2.71%
1/1/95--10/31/95                    13.65       16.60         0.566           --          +25.92
                                                             ------         ------
                                                       Total $0.723   Total $0.059

                                                  Cumulative total return as of 10/31/95: +22.50%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                                    12 Month      3 Month
                                                           10/31/95      7/31/95     10/31/94       % Change      % Change
ML Fund For Tomorrow, Inc. Class A Shares*                   $16.65       $16.82       $14.38       +21.30%(1)    -1.01%(2)
ML Fund For Tomorrow, Inc. Class B Shares*                    16.24        16.45        14.19       +20.01(1)     -1.28(2)
ML Fund For Tomorrow, Inc. Class C Shares*                    16.17        16.38        14.19       +19.51(1)     -1.28(2)
ML Fund For Tomorrow, Inc. Class D Shares*                    16.60        16.78        14.37       +21.03(1)     -1.07(2)
Standard & Poor's 500 Index**                                581.50       562.06       472.35       +23.11        +3.46
NASDAQ Industrial Index**                                  1,036.06     1,001.21       777.49       +19.42        -1.30
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                            +21.83(3)     -1.01(2)
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                            +20.54(3)     -1.28(2)
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                            +20.05(3)     -1.28(2)
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                            +21.56(3)     -1.07(2)
Standard & Poor's 500 Index--Total Return**                                                         +26.39        +4.11

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.724 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.566 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.059 per share ordinary income dividends and $0.724 per share capital gains distributions.

SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Concept Tomorrow                 Held                       Stocks                         Cost           Value     Net Assets
Computer Technologies


Personal Computers               100,000   COMPAQ Computer Corp.                       $  3,428,748     $  5,575,000    1.5%
Components                        50,000   Continental Circuits Corp.                       687,500          825,000    0.2
Systems                          200,000   Silicon Graphics, Inc.                         7,407,740        6,650,000    1.8
Software                           7,000   Vantive Corporation                               84,000          106,750    0.0
Components                     1,400,000   Videologic Group PLC                             971,040          752,794    0.2
                                                                                       ------------     ------------  ------
                                                                                         12,579,028       13,909,544    3.7


Demographic Trends


Medical Devices                   25,000   Biomet, Inc.                                     446,875          415,625    0.1
Health & Fitness                 207,350   CML Group, Inc.                                4,136,153        1,192,263    0.3
Specialty Services                27,000   Corrections Corp. of America                   1,219,866        1,471,500    0.4
Health & Fitness                  10,000   Eastbay, Inc.                                    150,000          210,000    0.1
Leisure & Entertainment           50,000   Harrah's Entertainment, Inc. (b)               1,235,976        1,237,500    0.3
Healthcare                        50,000   Living Centers of America, Inc.                1,676,340        1,293,750    0.4
Healthcare                       110,000   Patterson Dental Co.                           2,815,625        2,695,000    0.7
Leisure & Entertainment          125,000   Promus Hotel Corporation                       2,569,899        2,750,000    0.7
Electronics                      100,000   Sensormatic Electronics Corp.                  2,706,000        2,137,500    0.6
Insurance                        100,000   Torchmark Corp.                                4,054,900        4,150,000    1.1
Education Products               200,000   Westcott Communications, Inc.                  2,823,662        2,750,000    0.7
                                                                                       ------------     ------------  ------
                                                                                         23,835,296       20,303,138    5.4


Developing Foreign Economies


Telecommunications             2,000,000   CPT Telefonica Del Peru                        3,936,739        3,574,581    0.9
Telecommunications             3,000,000   Champion Technology Holdings Ltd.                997,434          384,168    0.1
Building Materials               300,000   Royal Plastic Group Limited                    2,686,550        4,025,345    1.1
Electronics                       25,000   Samsung Electronics Company (GDR)**            3,280,000        2,954,625    0.8
                                                                                       ------------     ------------  ------
                                                                                         10,900,723       10,938,719    2.9


Future Retailing


Specialty Retail                  19,500   Cannondale Corp.                                 253,500          292,500    0.1
Specialty Retail                  85,000   Daisytek International Corp.                   1,808,875        2,401,250    0.6
Specialty Retail                 192,600   OfficeMax, Inc.                                2,872,100        4,766,850    1.3
                                                                                       ------------     ------------  ------
                                                                                          4,934,475        7,460,600    2.0

Global Market Expansion


Power Systems                      6,950   ASEA AB                                          509,846          696,645    0.2
Semiconductors                    73,500   ASM Lithography N.V. (ADR)*                    2,122,250        3,592,312    0.9
Food & Beverage                  100,000   Anheuser-Busch Companies, Inc.                 5,679,438        6,600,000    1.8
Cosmetics                         77,000   Avon Products, Inc.                            5,540,135        5,476,625    1.5
Household Products                74,600   Colgate-Palmolive Co.                          1,548,920        5,166,050    1.4
Food & Beverage                  100,000   ConAgra Inc.                                   3,826,115        3,862,500    1.0
Specialty Retail                 100,000   Gucci Group N.V.                               2,200,000        3,000,000    0.8
Food & Beverage                   80,000   PepsiCo, Inc.                                  2,644,800        4,220,000    1.1
Electronics                      200,000   Philips Electronics N.V. (ADR)*                8,214,486        7,725,000    2.1
                                                                                       ------------     ------------  ------
                                                                                         32,285,990       40,339,132   10.8


Healthcare Cost Containment


Health Services                  200,000   Apria Healthcare Group, Inc. (a)               5,071,250        4,300,000    1.1
Pharmaceuticals                   50,000   Astra AB (ADR)*                                1,781,250        1,800,000    0.5
Medical Devices                  100,000   Boston Scientific Corp.                        4,133,851        4,212,500    1.1
Medical Devices                   25,000   Cordis Corporation                             2,080,000        2,762,500    0.7




SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                              Percent of
Concept Tomorrow                 Held                       Stocks                         Cost           Value     Net Assets
Healthcare Cost Containment (concluded)

Pharmaceuticals                   50,000   Lilly (Eli) and Company                     $  4,572,100     $  4,831,250    1.3%
Pharmaceuticals                  100,900   Merck & Co., Inc.                              4,001,062        5,801,750    1.6
Generic Drugs                    150,000   Mylan Laboratories, Inc.                       2,757,780        2,850,000    0.8
Pharmaceuticals                   50,000   Sandoz, AG (ADR)*                              1,942,188        2,037,500    0.5
Pharmaceuticals                  274,400   Schering-Plough Corp.                          3,180,566       14,714,700    3.9
Medical Devices                  100,000   United States Surgical Corp.                   6,799,013        2,450,000    0.7
                                                                                       ------------     ------------  ------
                                                                                         36,319,060       45,760,200   12.2


Industrial Outsourcing

Information Services             400,000   CIS Technologies, Inc.                         1,634,593        1,325,000    0.4
Office Systems                    50,000   DST Systems, Inc.                              1,050,000        1,050,000    0.3
Office Systems                   100,000   Indigo N.V. (ADR)*                             1,963,750          912,500    0.2
Specialty Services               100,000   Olsten Corp.                                   3,190,200        3,850,000    1.0
                                                                                       ------------     ------------  ------
                                                                                          7,838,543        7,137,500    1.9


Industrial Renaissance


Automotive                       141,090   Chrysler Corp.                                 5,598,043        7,283,771    1.9
Information Systems              100,000   Digital Equipment Corp.                        4,112,790        5,412,500    1.4
Automotive                       100,000   Ford Motor Co.                                 2,295,190        2,875,000    0.8
Automotive                       100,000   General Motors Corp.                           4,190,900        4,375,000    1.2
Information Systems              100,000   International Business Machines Corp.          5,658,500        9,725,000    2.6
                                                                                       ------------     ------------  ------
                                                                                         21,855,423       29,671,271    7.9


Multimedia


Broadcasting Services             35,000   Accom, Inc.                                      315,000          284,375    0.1
Wireless Cable Television         55,000   American Telecasting, Inc.                       990,000          742,500    0.2
Wireless Cable Television        102,000   CAI Wireless Systems, Inc.                     1,172,000          841,500    0.2
Broadcasting Services            100,000   Carlton Communications PLC (ADR)*              3,260,625        3,050,000    0.8
Cable/Telephone                   54,500   Comcast UK Cable Partners, Ltd.                  817,500          701,687    0.2
Broadcasting & Publishing        200,000   The News Corp. Ltd. (ADR)*                     3,095,848        3,975,000    1.1
Broadcasting & Publishing        225,000   The News Corp. Ltd. (Conv. Pfd.) (ADR)*        2,122,560        4,106,250    1.1
Wireless Cable Television         37,740   Peoples Choice TV Corp. (d)                      938,500          773,670    0.2
Software                         170,000   Sierra On Line, Inc.                           5,961,381        6,332,500    1.7
Leisure & Entertainment           54,400   The Walt Disney Co.                            1,424,668        3,134,800    0.8
                                                                                       ------------     ------------  ------
                                                                                         20,098,082       23,942,282    6.4


Next Generation Technology


Leisure & Entertainment          100,000   3DO Co.                                        1,296,204        1,075,000    0.3
Semiconductors                   100,000   Gasonics International Corp.                   1,976,289        3,250,000    0.9
Telecommunications               200,000   Geotek Communications, Inc.                    1,816,468        1,650,000    0.4
Building Materials                50,000   ICC Technologies, Inc.                           655,250          587,500    0.2
Medical Devices                  150,000   Keravision, Inc.                               1,942,074        1,800,000    0.5
Pollution Technology             300,000   Molten Metal Technology, Inc.                  5,221,520       11,550,000    3.1
Pollution Technology             270,000   Thermo Electron Corp.                          6,840,000       12,420,000    3.3
Medical Devices                  100,000   ThermoLase Corp.                               2,525,000        2,037,500    0.5
Medical Equipment                100,000   Thermospectra Corp.                            1,547,300        1,625,000    0.4
Medical Equipment                166,000   Thermotrex Corp.                               2,599,763        5,955,250    1.6
Electronics                      150,000   Whittaker Corp.                                2,966,998        2,981,250    0.8
                                                                                       ------------     ------------  ------
                                                                                         29,386,866       44,931,500   12.0

SCHEDULE OF INVESTMENTS (concluded)
                                Shares                                                                              Percent of
Concept Tomorrow                 Held                       Stocks                         Cost           Value     Net Assets
Strategic Growth Opportunities

Pharmaceuticals                   50,000   American Home Products Corp.                $  3,875,049     $  4,431,250    1.2%
Apparel                          225,000   Chic by H.I.S., Inc.                           2,846,059        1,237,500    0.3
Specialty Retail                 100,000   Mattel, Inc.                                   2,232,740        2,875,000    0.8
Restaurant                       100,000   Wendy's International, Inc.                    1,642,713        1,987,500    0.5
                                                                                       ------------     ------------  ------
                                                                                         10,596,561       10,531,250    2.8


Telecommunications


Components                       150,000   ANTEC Corp.                                    3,557,150        1,856,250    0.5
Components                       100,000   Andrew Corp.                                   4,677,375        4,225,000    1.1
Components                       200,000   Boston Technology, Inc.                        2,967,630        2,750,000    0.7
Telecommunications               281,400   Frontier Corp. (c)                             2,157,975        7,597,800    2.0
Components                       300,000   Inter-Tel, Inc.                                3,537,612        4,350,000    1.2
Telecommunications               150,000   MCI Communications Corp.                       3,895,310        3,731,250    1.0
Telecommunications               100,000   MFS Communications Co., Inc.                   2,536,850        4,037,500    1.1
Paging Services                  305,000   Metrocall, Inc.                                4,988,845        7,548,750    2.0
Components                       100,000   Motorola, Inc.                                 5,778,000        6,562,500    1.8
Components                       349,400   Nokia Corp. AB (ADR)*                         12,108,398       19,479,050    5.2
Cellular Communication           200,000   Palmer Wireless, Inc.                          2,984,487        4,550,000    1.2
                                                                                       ------------     ------------  ------
                                                                                         49,189,632       66,688,100   17.8


                                           Total Stocks                                 259,819,679      321,613,236   85.8

                                 Face
                                Amount             Short-Term Securities


Commercial                  $  6,000,000   Corporate Asset Funding Co. Inc., 5.70%
Paper***                                   due 11/29/1995                                 5,973,400        5,973,400    1.6
                              15,725,000   General Electric Capital Corp., 5.85%
                                           due 11/01/1995                                15,725,000       15,725,000    4.2
                              10,000,000   National Fleet Funding Corp., 5.75% due
                                           11/28/1995                                     9,956,875        9,956,875    2.7
                               9,000,000   USAA Capital Corp., 5.66% due 12/28/1995       8,919,345        8,919,345    2.4
                              19,000,000   Xerox Corp., 5.69% due 12/08/1995             18,888,887       18,888,887    5.0


                                           Total Short-Term Securities                   59,463,507       59,463,507   15.9


Total Investments                                                                      $319,283,186      381,076,743  101.7
                                                                                       ============
Liabilities in Excess of Other Assets                                                                     (6,284,270)  (1.7)
                                                                                                        ------------  ------
Net Assets                                                                                              $374,792,473  100.0%
                                                                                                        ============  ======


Net Asset      Class A--Based on net assets of $30,659,564 and 1,841,795 shares outstanding             $      16.65
Value:                                                                                                  ============
               Class B--Based on net assets of $111,769,771 and 6,881,987 shares outstanding            $      16.24
                                                                                                        ============
               Class C--Based on net assets of $5,378,868 and 332,712 shares outstanding                $      16.17
                                                                                                        ============
               Class D--Based on net assets of $226,984,270 and 13,673,101 shares outstanding           $      16.60
                                                                                                        ============


  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Formerly known as Homedco Group, Inc.
(b)Formerly known as The Promus Companies, Inc.
(c)Formerly known as ALC Communications, Corp.
(d)Formerly known as Preferred Entertainment, Inc.

PORTFOLIO INFORMATION


For the Quarter Ended October 31, 1995

                                     Percent of
Ten Largest Equity Holdings          Net Assets

Nokia Corp. AB (ADR)                     5.2%
Schering-Plough Corp.                    3.9
Thermo Electron Corp.                    3.3
Molten Metal Technology, Inc.            3.1
International Business Machines Corp.    2.6
The News Corp. Ltd. (ADR)*               2.2
Philips Electronics N.V. (ADR)           2.1
Frontier Corp.                           2.0
Metrocall, Inc.                          2.0
Chrysler Corp.                           1.9

[FN]
*Includes Common and Convertible Preferred Stock.



 Additions

 Accom, Inc.
 Astra AB (ADR)
 Avon Products, Inc.
 Biomet, Inc.
 Boston Scientific Corp.
 CIS Technologies, Inc.
 CPT Telefonica Del Peru
 Continental Circuits Corp.
 Cordis Corporation
 DST Systems, Inc.
 Digital Equipment Corp.
 Eastbay, Inc.
*Electronics For Imaging
 Gucci Group N.V.
 Indigo N.V. (ADR)
 Lilly (Eli) and Company
 Patterson Dental Co.
 Sandoz, AG (ADR)
 Sierra On Line, Inc.
 Silicon Graphics, Inc.
 ThermoLase Corp.
 Thermospectra Corp.
 Vantive Corp.

 Deletions

 AirTouch Communications, Inc.
 Apple Computer, Inc.
 Authentic Fitness Corp.
 Chiron Corp.
 Circus Circus Enterprises, Inc.
 Eastman Chemical Co.
 Education Alternatives, Inc.
*Electronics For Imaging
 Kenetech Corp.
 Kimberly-Clark Corp.
 Magna International, Inc.
 Maxis, Inc.
 Ontrack Systems, Inc.
 Rohm & Haas Co.
 Sun Microsystems, Inc.
 Tiffany & Co.
 USA Mobile Communications Holdings, Inc.
 UUNET Technologies, Inc.
 WMS Industries, Inc.
 Wal-Mart Stores, Inc.

[FN]
*Added and deleted in the same quarter.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863